Exhibit 10.113

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24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

TENTH AMENDMENT TO AGREEMENT

THIS TENTH AMENDMENT TO AGREEMENT (this “Amendment”) is entered into as of the last date entered on the signature page of this Amendment by and among Charles & Colvard, Ltd. (Formally C3, Inc.), a North Carolina corporation and John M. Bachman, Inc. (“JMB”).

Statement of Purpose

Charles & Colvard, Ltd. and JMB entered into an Agreement dated September 24, 1997 (the “Agreement”) to formalize the terms upon which JMB will cut moissanite gemstones for Charles & Colvard, a First Amendment to the Agreement dated March 23, 1998 (the “First Amendment”), a Second Amendment to the Agreement dated September 28, 1998 (the “Second Amendment”), and a Third Amendment to the Agreement dated June 16, 1999 (the “Third Amendment”), a Fourth Amendment to the Agreement dated October 5, 1999 (the “Fourth Amendment”), a Fifth Amendment to the Agreement dated December 29, 2000 (the “Fifth Amendment”), a Sixth Amendment to the Agreement dated April 9, 2002 (the “Sixth Amendment”), a Seventh Amendment to the Agreement dated March 7, 2005 (the “Seventh Amendment”), a Eighth Amendment to the Agreement dated May 23, 2005 (the, “Eighth Amendment”). a Ninth Amendment to the Agreement dated March, 2, 2006 (the, “Ninth Amendment”).

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Cutting Charges, Production Rates and Procedures.

Charles & Colvard, Ltd. shall pay JMB for moissanite gemstone cutting services as set forth in Exhibit B, Tenth Amendment Cutting Rates.

a.	The target ratio for each inbound shipment of rough to JMB shall be a mix of purchase orders, *****. The monthly production volume (finished pieces) “returned” to Charles & Colvard, Ltd, will be maintained at the following rate: ***** pieces for April, 2008 and ***** pieces per month beginning May, 2008 and shall continue through the Extension Term as described in Section 3 of this Amendment. If the production schedule, as noted above, is interrupted and scheduled volumes to be delivered cannot be met, JMB agrees to contact Charles & Colvard, Ltd. via fax, to discuss a plan of action to recoup loss production time. Likewise, if the flow of raw material to JMB is interrupted leading to lost production time such that the production schedule (above) cannot be met, Charles & Colvard, Ltd. will contact JMB, via fax, to discuss an alternative plan to recoup loss production time.

b.

The monthly melee production volume (finished pieces) shall be maintained at a rate of ***** pieces per month, in addition to the monthly production volumes as outlined in Section 1a of this Amendment. Unless

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24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

otherwise agreed to in advance by the parties, JMB agrees to contact Charles & Colvard, Ltd., via fax, if melee production falls below ***** pieces for 2 consecutive months, to discuss the future of the melee program. Likewise, should melee demand fall below ***** pieces for 2 consecutive months, Charles & Colvard, Ltd. agrees to contact JMB, via fax, to discuss the future of the melee program.

c.	In all other respects the cutting charges, production rates and procedures in the Agreement, as amended, are hereby confirmed.

2.	Extension of Term.

The initial term of the Agreement will be extended from the date first set forth in the Agreement through December 31, 2008, however, Charles & Colvard, Ltd. may terminate the Agreement at any time with 90 days prior written notice.

3.	Confirmation of Agreement.

In all other respects the parties hereto confirm the terms of the Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and Ninth Amendment. JMB will obtain in writing, and provide to Charles & Colvard, Ltd. the consent of its affiliate to be bound by the terms of this Amendment.

IN WITNESS WHEREOF, each of the parties has executed and delivered this amendment by its duly authorized officer, as of the date first above written.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
Name:	James R. Braun
Title:	VP of Finance and CFO
Date:	April 9, 2008

John M. Bachman, Inc.

By:	/s/ John M. Bachman
Name:	John M. Bachman
Title:	President
Date:	April 1, 2008

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24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Exhibit B

[*****]

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